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                                                                  EXHIBIT 10.20

                        ASSIGNMENT AND EXTENSION OF LEASE

     Agreement made this 6th day of October, 1999, between and among Voxel, Inc., hereinafter referred to as Assignor, Caldera Systems, Inc., herein referred to Assignee, and Bank of American Fork, hereinafter referred to as Landlord.

                                    RECITALS

     1. Assignor entered into a Lease, as Tenant herein, on April 13, 1999, with Landlord for a term of one year commencing May 1, 1999, and terminating April 30, 2000.

     2. Assignor desires to assign, and Assignee desires to assume, the rights, duties and liabilities of Tenant thereunder and to extend the term of the Lease for a period of three months, terminating on July 31, 2000.

     3. Pursuant to the terms of the Lease, Assignor may not assign its rights, duties and liabilities as Tenant under the Lease, nor may Assignee assume such Lease, without the express written consent of Landlord.

     4. Landlord is willing to consent to the assignment of the lease and to the extension of the term thereof.

     In consideration of the mutual covenants contained herein, the parties agree as follows:

     Assignee shall assume all rights and duties required of Assignor under the Lease including all payments required thereby and shall comply with all terms and conditions of the Lease.

     Landlord consents to the assignment and transfer of the Lease, including all terms and conditions thereof, to Assignee and to the extension of the term of the Lease to July 31, 2000.

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     The Lease, originally scheduled to terminate on May 30, 2000, is hereby extended for an additional period of three months, to terminate on July 31, 2000. The rent during the extension period of the Lease shall be in the same amount and payable in the same manner as set forth in the Lease.

     In witness whereof, the parties have executed this assignment and extension to the Lease the day and year first above written.

                              VOXEL, INC., Assignor


                              By:  /s/ PRESIDENT/CEO
                                   -----------------------------

                              Its: President/CEO
                                   -----------------------------


                              CALDERA SYSTEMS, INC., Assignee


                              By:  /s/ RANSOM H. LOVE
                                   -----------------------------

                              Its: President/CEO
                                   -----------------------------


                              BANK OF AMERICAN FORK, Landlord


                              By:  /s/ PRESIDENT
                                   -----------------------------

                              Its: President
                                   -----------------------------






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                              STANDARD OFFICE LEASE
                              BANK OF AMERICAN FORK
                               1280 SOUTH 800 EAST
                                OREM, UTAH 84058

      This Lease ("Lease") dated, for reference purposes only, April 13, 1999, is made by and between Bank of American Fork, ("Landlord") and VOXEL, INC. ("Tenant"), with reference to certain office space in that certain office building located at 1280 South 800 East in Orem, Utah (the "Building"), which Building and associated improvements including certain parking facilities are located on the land described in Exhibit "B" hereto (the "Property").

      In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described Premises, upon the following terms and conditions:

ARTICLE 1 FUNDAMENTAL LEASE PROVISIONS

      1.1 Fundamental Lease Provisions. Each reference in this Lease to the "Fundamental Lease Provisions" shall mean and refer to the following terms:

            (a) Premises: That portion of the 2nd floor of the Building more fully shown on the Floor Plan attached hereto as Exhibit "A" and more fully defined in Article 2 which contains 6,780 square feet. In addition, basement space which contains approximately 1,500 square feet as more fully shown on the Floor Plan attached hereto as Exhibit "AA".

            (b)   Landlord's Address: Bank of American Fork
                               P.O. Box 307
                               33 East Main
                               American Fork, Utah 84003

            (c)   Tenant's Notice Address: VOXEL, INC.
                                           Suite 200
                                           1280 South 800 East
                                           Orem, Utah 84097

            (d)   Term Commencement Date:  May 1, 1999

            (e)   Term: One (1) year & 3 months on addendum

            (f)   Basic Monthly Rent: 1st Year $10,000.00 per month

            (g)   Tenant's Proportionate Share of Additional Operating Expenses:
28 percent.

            (h)   Tenant's Base Year: 1999

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            (i)   Parking Facilities: Subject to the provisions of Article 9,
Tenant shall have a non-exclusive license to use non-reserved parking spaces in the parking area located on the Property (the "Parking Facilities").

            (j)   Security Deposit: $10,000.00.

            (k)   Landlord's Broker: Clark Commercial c/o Jim Clark.

ARTICLE 2 PREMISES

      2.1 The Premises. The premises demised and leased hereunder (the "Premises") are shown on the Floor Plan attached hereto as Exhibits "A" and "AA" and incorporated herein by this reference.

      2.2 Tenant's Right To Use In Common. Tenant shall have, as appurtenant to the Premises, rights to use in common, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord and of which Tenant is given notice, the following areas of the Building: the common lobbies, corridors, stairways and stairwells, restrooms, elevators, and common walkways and driveways necessary for access to the Building (the "Common Areas"). Tenant hereby agrees that Landlord shall have the right, for the purposes of accommodating the other tenants of the Building, to increase or decrease the configuration and dimensions or to otherwise alter the common corridors on any floor so long as Tenant's access to the Premises, restrooms, stairwells and elevators is not unreasonably restricted thereby.

      2.3 No Warranty. Tenant agrees that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. Tenant further agrees that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the physical condition of the Building, the land upon which it is erected, the Parking Facilities, or the Premises, or the expenses of operation of the Building, the Parking Facilities, or the Premises, or any other matter or thing affecting or related to the Premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Except as set forth in this Lease, Tenant shall inspect the Parking Facilities, the Building and the Premises prior to the delivery of possession of the Premises and agrees to take the same "as is", and acknowledges that the taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises, the Building and the Parking Facilities were in good and satisfactory condition at the time such possession was so taken. Tenant acknowledges and agrees that neither Landlord nor any agent of Landlord has made any representation or warranty whatsoever or at all concerning (a) the safety of the Premises, the Building, the Common Areas, the Parking Facilities or of any part thereof, whether for the use of Tenant or any other person, including Tenant's employees, agents, invitees, or customers, or (b) the existence or adequacy of any security system(s) which may be installed or used by

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Landlord. All understandings and agreements heretofore made between the parties hereto are merged in this Lease.

ARTICLE 3 TERM

      3.1 COMMENCEMENT OF TERM AND DURATION. Tenant shall have and hold the Premises for a period (herein referred to as the "term of this Lease" or "the term hereof") commencing on the date (the Commencement Date) which shall be May 1, 1999.

      3.2 DELIVERY OF PREMISES. Premises to be delivered to Tenant for occupancy on or before May 1, 1999.

      3.3 EARLY ENTRY. Tenant may, at any time prior to the Term Commencement Date, at Tenant's sole risk, and without incurring any obligation to pay rent under this Lease, enter upon the Premises and install therein such furniture, trade fixtures, equipment and leasehold improvements, including but not limited to wall covering, floor covering and millwork, as Tenant may elect; provided however, that (a) Tenant shall not commence to do business within the Premises;
(b) Tenant shall execute and deliver to Landlord an indemnity agreement in favor of Landlord in form and substance satisfactory to Landlord, prior to entry, (c) Tenant shall deliver to Landlord evidence of insurance issued by an insurance carrier approved in writing by Landlord, with coverage of the Premises as reasonably requested by Landlord, prior to entry, and (d) Tenant shall obtain in writing Landlord's consent to such early entry, prior to entry. Such entry shall not be deemed possession of the Premises by the Tenant for purposes of Sections
3.1 or 4.1.

      3.4 QUIET POSSESSION. Landlord covenants and agrees with Tenant that upon paying the Rent and other monetary sums due under this Lease, and performing the covenants and conditions on the part of Tenant to be performed hereunder, Tenant shall quietly have, hold and enjoy the Premises during the term of this Lease.

      3.5 SURRENDER OF PREMISES. At the expiration or earlier termination of this Lease, Tenant shall surrender to Landlord the Premises and all alterations and additions thereto in good order, repair and condition (except for ordinary wear and tear). Tenant shall remove all personal property and trade fixtures prior to the expiration of the term, including any signs, notices and displays installed by Tenant. Tenant shall perform all necessary restoration, including, without limitation, restoration made necessary by the removal of Tenant's personal property and trade fixtures (or of any Alterations required to be removed by Tenant pursuant to the provisions of Section 10.1 hereof) prior to the expiration or earlier termination of this Lease. Landlord can elect to retain or dispose of, in any manner, any Alterations, Tenant's personal property or trade fixtures that Tenant does not remove from the Premises on expiration or earlier termination of the term as allowed or required by this Lease. Title to any such Alterations, Tenant's personal property or trade fixtures that Landlord elects to retain or dispose of on expiration of the term shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such Alterations, Tenant's personal

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property or trade fixtures. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of any Alterations, Tenant's personal property or trade fixtures and shall indemnify and hold Landlord harmless from the claim of any third party to an interest in the personal property.

      3.6 ACTION BY LANDLORD. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

      3.7 HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at will only, at a rental rate equal to one and one half times the immediately prior Rent, together with any additional rent, and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal.

      3.8 INDEMNIFICATION. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by the Landlord, Tenant shall indemnify and hold Landlord harmless from any claim made by any succeeding tenant founded on or resulting from such failure to surrender. The provisions of this Section 3.8 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law.

ARTICLE 4 RENT

      4.1 BASIC RENT. Throughout the term of this Lease, Tenant shall pay as rent for the Premises the Basic Monthly Rent (sometimes referred to as "Basic Rent") set forth in the Fundamental Lease Provisions hereof. Basic Rent shall be payable in equal monthly installments in advance on the first day of each and every calendar month, in full, without deduction, abatement or set-off. The monthly payment for the first full month after the Commencement Date of the term of the Lease is to be made concurrently with the execution hereof. If the Commencement Date is other than the first day of a calendar month, then the Basic Rent payable hereunder shall be prorated on a daily basis, based on a 360 day year, and the rent for such partial month following the Commencement Date shall be payable on the Commencement Date.

      4.2 ADDITIONAL RENT FOR ADDITIONAL OPERATING EXPENSES. In addition to Basic Rent, Tenant shall pay each year during the term hereof additional rent in an amount equal to the amount by which "Tenant's Proportionate Share" (as set forth in the Fundamental Lease Provisions hereof) of the "Operating Expenses" (as defined below) for such year exceeds the Operating Expenses for the "Tenant's Base Year" (as set forth in the Fundamental Lease Provisions hereof), all in accordance with the following provisions:

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      (a)   DEFINITION OF OPERATING EXPENSES. The term "Operating Expenses"
shall be defined as those reasonable expenses incurred by Landlord with respect to the repair, alteration, improvement, replacement, operation, management and maintenance of the Premises, the Building (including any vacant space and space leased to other tenants in the Building), the Common Areas and the Parking Facilities, in accordance with accepted principles of sound accounting practice as applied to the operation, management, maintenance and security of a first-class office building, which costs shall include, without limitation, utilities (except sub-metered or allocated utility charges billed separately to any tenant); elevators; plumbing; electrical; ventilating; heating; air-conditioning; roof; exterior walls; floor slabs; waste and refuse disposal; water and sewer charges; repair and maintenance; landscaping services; costs of janitorial, window washing, security and other services and maintenance contracts therefor; supplies, materials, equipment and tools; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for, or with respect to, all persons engaged in the operating, maintaining, or cleaning of the Premises, the Building, the Common Areas and the Parking Facilities; compliance with all environmental laws or laws relating to "Hazardous Substances" (as defined below) or any directive, regulation, order or judgment pursuant thereto; glass replacement; maintenance of ceiling light-fixtures and replacement of light bulbs and tubes therefor; management fees at reasonable rates, not to exceed 5% of gross revenues, consistent with the type of occupancy and the service rendered (applicable whether the Building is managed by Landlord or an affiliate of Landlord, or managed for Landlord by a property management company); amortization or rental of personal property used in maintenance or repair; all costs required by a governmental entity for energy conservation, life safety or other purposes or made by Landlord to reduce operating expenses; insurance, including fire and extended coverage, all risk public liability and property damage, rental abatement insurance (including one year's Basic Rent and property taxes for all tenants in the Building), war risk insurance, earthquake insurance and such other insurance as may otherwise be required by the first mortgagee of the Building or by Landlord in the exercise of its discretion; the cost of any capital improvements made to the Building after completion of its construction as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or made to the Building after the date of this lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction thereof were obtained, such costs to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at a market rate; costs and upkeep of the Common Areas, including loading platforms, washrooms, lounges, shelters and other facilities available for the common use of tenants, employees, invitees and the public; gross receipts taxes (whether assessed against Landlord or assessed against Tenant, and collected by Landlord, or both); "property taxes" as hereinafter defined, and all other charges directly related to the operation and maintenance of the Premises, the Building and the Parking Facilities, but excluding the cost of constructing any tenant improvements initially. Any of the services which may be included in the computation of the Operating Expenses may be performed by subsidiaries or affiliates of Landlord, provided that the contracts for the performance of such services shall be competitive with similar contracts and transactions with unaffiliated entities for the performance of such services in comparable buildings within the governmental jurisdiction wherein the Building is located.

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     (b)  DEFINITION OF PROPERTY TAXES. As used herein, the term "property taxes" shall include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Building and Parking Facilities or any interest in leasehold improvements which is taxed to Landlord and not to a specific tenant, but excluding Landlord's income taxes or corporate franchise taxes whether fixed or levied on net income. Landlord shall have the right in its discretion to contest the amount or validity of any property taxes by appropriate legal proceedings and to include in the Operating Expenses the reasonable cost of any such contest, including attorneys' fees.

     (c) ALLOCATION OF OPERATING EXPENSES. Landlord shall pay that portion of Tenant's Proportionate Share of the Operating Expenses for each year during the term hereof which is equal to the Operating Expenses for Tenant's Base Year. The Basic Rent is established on the basis that Landlord shall pay only such amount in connection with the Operating Expenses and that Tenant will reimburse Landlord to the extent that Tenant's Proportionate Share of the Operating Expenses for any year exceed the Operating Expenses for Tenant's Base Year and on the basis that the Basic Rent shall never be decreased if Tenant's Proportionate Share of the actual Operating Expenses for any year is less than the Operating Expenses for Tenant's Base Year. Therefore, if Tenant's Proportionate Share of the Operating Expenses for any year shall be greater than the Operating Expenses for Tenant's Base Year, then Tenant shall pay as additional rent during such year an amount equal to the difference between Tenant's Proportionate Share of the Operating Expenses for such year and the Operating Expenses for Tenant's Base Year, all in accordance with the provisions of Section 4.2(d).

     (d) DETERMINATION OF OPERATING EXPENSES. From time to time during the term of this Lease, Landlord shall furnish to Tenant a written statement showing in reasonable detail Landlord's reasonable estimate of the Operating Expenses for the calendar year in question (the "Estimated Costs Statement"). Tenant shall pay to Landlord monthly with installments of Basic Rent one-twelfth (1/12) of Tenant's Proportionate Share of Operating Expenses as shown on the last Estimated Costs Statement provided by Landlord to Tenant to the extent that Tenant's Proportionate Share of such Operating Expenses exceeds the Operating Expenses for Tenant's Base Year. Within a reasonable time after the expiration of a calendar year ending during the term of this Lease or ending immediately after the end of the term of this Lease, Landlord shall furnish Tenant with a written statement showing in reasonable detail the actual Operating Expenses for the preceding calendar year. Within 30 days after the delivery of the statement showing actual Operating Expenses, Tenant shall pay to Landlord the amount by which Tenant's Proportionate Share of actual
Operating Expenses, less an amount equal to Operating Expenses for Tenant's
Base Year, exceeds the amount of additional rent actually paid by Tenant toward the Operating Expenses for the calendar year in question. Such payment by Tenant shall be made, notwithstanding that the statement of actual Operating Expenses shall be furnished to Tenant after the expiration of the term. If the statement of actual Operating Expenses indicates that the amount of additional rent actually paid by Tenant toward Operating Expenses for the relevant calendar


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year exceeds Tenant's Proportionate Share of Operating Expenses, less an amount equal to Operating Expenses for Tenant's Base Year, Landlord shall pay the amount of such excess additional rent paid to Tenant. No failure by Landlord to provide any statements described in this paragraph or to require the payment of Tenant's Proportionate Share of Operating Expenses for any period shall constitute a waiver of Landlord's right to collect such amount for such period.

      (e) ADJUSTMENTS IF BUILDING NOT FULLY OCCUPIED. Notwithstanding any other provision herein to the contrary, it is agreed that in the event less than 90% of all rentable areas of the Building are occupied or are provided with Building standard services during any calendar year (on average), an equitable adjustment shall be made in computing each component of the Operating Expenses for such year so that Operating Expenses shall be computed for such year as though 90% of all rentable areas of the Building had been fully occupied during such year and as though 90% of all rentable areas of the Building had been provided with Building standard services during such year.

      4.3   DELETED.

      4.4 PERSONAL PROPERTY AND LEASEHOLD IMPROVEMENT TAXES. Tenant hereby agrees to pay all taxes which may be levied with respect to Tenant's personal property and trade fixtures located upon the Premises. Tenant agrees to use its best efforts to cause such personal property and trade fixtures to be taxed or assessed separately from the Premises and not as a lien thereon. If leasehold improvements are made to the Premises (including any Tenant improvement installed prior to the commencement of the term hereof and subsequent Tenant alterations, additions, substitutions and improvements, but not including the original tenant improvements constructed pursuant to the provisions of Section
5.1 below), and such improvements are used by a taxing authority in the calculating of any property tax payable by Landlord, Tenant shall pay the property taxes attributable to such leasehold improvements throughout the term of this Lease within 30 days after being billed therefor by Landlord. Tenant agrees to give to Landlord copies of all contracts for such leasehold improvements within ten days of the execution of such contracts. Landlord shall use those materials available to it (including the working papers of the taxing authority) to determine the amount of taxes allocable to such leasehold improvements and will calculate Tenant's bill for such taxes accordingly.

      4.5 TENANT'S PAYMENT OF ADDITIONAL RENT. Except as otherwise specifically provided herein, any sum, amount, item or charge designated or considered as additional rent in this Lease or any other sum, amount, item or charge payable by Tenant to Landlord pursuant to this Lease (all of which sums together with Basic Rent are sometimes referred to in this Lease as "Rent") shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant of the amount payable or on the tenth day after the giving of such notice, whichever shall be later. Any such notice shall specify in reasonable detail the basis of such additional Rent. Additional Rent shall be paid by Tenant to Landlord without offset or deduction.

      4.6 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not

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contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of Rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within five days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount, or a minimum of $250.00, whichever is greater. The parties hereby agree that such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted by law or equity or pursuant to this Lease.

      4.7 SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the amount of the security deposit as set forth in the Fundamental Lease Provisions hereof. The sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease, including but not limited to the provisions relating to the payment of Rent and payment of any other amount required to be paid by Tenant under this Lease or which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the deposit is so used or applied, Tenant shall within ten days after written demand therefor, deposit the original amount with Landlord. Tenant's failure to so do shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises.

      4.8 RECEIPT OF PAYMENTS. The receipt and acceptance by Landlord of delinquent Rent or a portion of the Rent or other payment due shall not constitute a waiver of the delinquency of the remaining portion of the Rent or other payment due or a waiver of any other default, and shall not constitute waiver of the right to command a late charge with respect to such payment.

      4.9 PAYMENTS FROM TENANT. Any rental payments or other sums received from Tenant or any other person in connection with this Lease shall be conclusively presumed to have been paid by Tenant or on Tenant's behalf, unless
(a) Landlord has been given prior written notice to the contrary by Tenant, and
(b) Landlord has consented to payment of such sums by such person other than Tenant. In no event shall the foregoing be construed as requiring Landlord to accept any rental payments or other sums from any person other than Tenant.

  ARTICLE 5 PREMISES IN "AS IS" CONDITION

      5.1   LANDLORD'S WORK. The Premises shall be leased "as is".

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
      5.2   TENANT DELAYS. Deleted

      5.3   EXCESS COSTS. Deleted

ARTICLE 6 USE OF THE PREMISES

      6.1 PERMITTED USE. Tenant shall use the Premises solely for general office purposes. Not withstanding the foregoing, the Premises shall not be used for title Company purposes nor for medical or dental offices. The general office space may be used for sale and display of holograms and basement space may be used for storage. Provided, however, in accordance with the provisions of
Article 17, no Hazardous Substances, as defined in Article 17, may be brought upon or kept or used in or about the Premises or the Building by the Tenant.

      6.1(a) EXCLUSIVE USE. Deleted

      6.2 EFFECT OF USE ON INSURANCE. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of the insurance policy covering the Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of insurance. Without limitation upon Landlord's remedies for Tenant's breach of this covenant, Tenant shall promptly upon demand reimburse Landlord for any additional premium charged upon such policy by reason of Tenant's failure to comply with the provisions of this Article.

      6.3 PROHIBITED USES. In addition to those uses prohibited in section 6.l above, Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of any other tenants of the Building or injure or annoy them, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

      6.4 RULES AND REGULATIONS. The Rules and Regulations attached to this Lease as Exhibit "E", as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care, utilization and cleanliness of the Premises, the Building, the Common Areas and the Parking Facilities, and the preservation of good order thereon (the "Rules and Regulations"), are hereby expressly made a part hereof, and Tenant agrees to comply with such rules and regulations and the violation of any of them shall constitute a default by Tenant under this Lease. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said Rules and Regulations.

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

      6.5 SAFETY. Tenant shall keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant. Tenant shall procure all licenses and permits so required because of such use and, if requested by Landlord, shall do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the uses on the Premises permitted under this Lease.

      6.6 NO ILLEGAL USE. Tenant shall not use the Premises in any way, or permit anything to be done in or about the Premises, which will conflict with law, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises.

ARTICLE 7 SERVICE AND UTILITIES

      7.1 LANDLORD'S OBLIGATIONS. Subject to Article 4 and Section 7.3 hereof, and subject to the Rules and Regulations and subject to governmental regulation, Landlord agrees to make available to the Premises water and electricity suitable for the intended use of the Premises, and heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises, trash removal and exterior window washing customary for similar buildings in the geographical area. Landlord shall also provide janitorial service for the Common Areas only and also maintain and keep lighted the common stairs, entries and toilet rooms in the Building.

      7.2 INTERRUPTION OF SERVICES. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated by reason of (a) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services unless due to Landlord's gross negligence,
(b) failure or delay in furnishing any such utilities or services when such failure or delay is caused by Acts of God or the elements, the making of reasonable repairs or improvements to the Premises or to the Building, labor disturbances of any character, or any other accidents or conditions beyond the reasonable control of Landlord, or (c) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption.

      7.3 TENANT'S OBLIGATIONS. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services not expressly required to be provided by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease. Tenant shall also

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
pay, prior to delinquency, all charges and fees required to be paid by Tenant by the Rules and Regulations. Notwithstanding any contrary provision of this Article, Tenant agrees to bear the cost of no less than that portion of the services provided by Landlord described in Section 7.1 which clearly reflects the use by Tenant of the Premises and the services provided by Landlord with respect thereto, such as computer utility costs and unusual electricity, air conditioning, heat or water requirements, and Landlord may, in its sole discretion, increase or decrease, from time to time during the term of this Lease, the portion of such cost of such services to be paid by Tenant in addition to Tenant's Proportionate Share of Operating Expenses. Landlord may, but shall have no obligation to, install (a) at Tenant's cost, separate meters to measure the consumption by Tenant of utility resources including but not limited to, electricity, or (b) meters to measure such utility resource consumption by two or more tenants, the prorate share of Tenant and each such other tenant(s) for both installation and resource usage to be equitably determined by Landlord. Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or using current in excess of 120 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord which Landlord may refuse, to the use thereof. The cost of any electrical or other distribution equipment above the scope of Landlord's responsibility set forth in Exhibit "C" and of installation, maintenance, and repair thereof shall be paid for by Tenant; space for electrical or other distribution equipment (including but not limited to electrical panels, switches, feeders, sub-feeders and transformers) shall be provided in the Premises as required by code and good space planning procedures, as determined by Landlord. Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by any meters, at the rates charged by the local public utilities furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed. Tenant shall be responsible, at Tenant's sole cost, for finding space within the Premises for, Tenant's telephone system and equipment, and Tenant acknowledges that use by Tenant of any common telephone board, room or closet shall be at Landlord's sole discretion. Any sums payable pursuant to the foregoing provisions of this Section 7.3 shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of rent. Tenant shall also provide and pay for janitorial services and interior window washing for the Premises.

      7.4 LOBBY DIRECTORY. The ground-level floor of the Building shall include a directory of the Building where Tenant names shall be listed as determined by Landlord from time to time. To the extent Landlord deems reasonable, Landlord shall accommodate the listing of as many as possible of the names of executive employees at the Premises.

ARTICLE 8 MAINTENANCE AND REPAIRS

      8.1 LANDLORD'S OBLIGATIONS. Except as otherwise provided in Section 8.2 below, Landlord shall make such repairs to the roof, exterior walls, floor slabs, Building mechanical and electrical systems (including all plumbing, pipes, fixtures, electrical wiring, breakers and switches, and heating, ventilating and air conditioning equipment) and the Common Area and the Parking Facilities, as may be necessary to keep them in serviceable condition. Tenant hereby waives the right to make repairs at Landlord's expense under the provisions of any applicable laws. Any maintenance or repair of Building mechanical and electrical systems required by reason of damage or misuse by Tenant or its employees, agents or invitees shall be made by Landlord and may be billed to Tenant as additional rent under Article 4 of this Lease.

      8.2   TENANT'S OBLIGATIONS.

      (a) Tenant shall maintain the Premises at Tenant's sole cost and expense in good order, condition and repair. The Tenant's obligation under this paragraph shall extend to the interior surfaces of the ceilings, walls and floors located within the Premises, all surfaces of all doors, door frames, windows and glass within the Premises or separating the Premises from the Common Areas, all plumbing, pipes, fixtures, electrical wiring, breakers and switches, servicing the Premises exclusively (but only to the extent maintenance or repair is required by damage or misuse as distinguished from ordinary wear and tear), any heating, ventilating and air conditioning equipment servicing the Premises exclusively (but only to the extent maintenance or repair is required by damage or misuse as distinguished from ordinary wear and tear), all tenant improvements and fixtures, and any equipment installed by or at the expense of Tenant.

      (b) Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with (i) the moving by Tenant or, its employee or agents into the Premises, (ii) the use of the Premises or portions of the Building by Tenant or its employees, agents or invitees, or (iii) the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at the Tenant's sole cost and expense. Tenant agrees to give Landlord notice of any damage and Landlord shall have the right to repair the damage at Tenant's expense or to supervise Tenant's repair of the damage.

      (c) In the event Tenant fails to maintain the Premises in good order, condition and repair, or to repair damage as provided above, Landlord may (but shall not be obligated to) give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event that after such notice Tenant shall fail to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest from the date of such work.

ARTICLE 9 PARKING

      9.1 USE OF PARKING. During the term of this Lease, Tenant shall be assigned 27 parking stalls in the parking area located on the Property which may, at Landlord's option, be designated by Landlord as stalls reserved for Tenant or its employees or invitees, provided, however, that no less than 2.5% of such stalls shall be designated as parking for Tenant's invitees. The 25% invitee stalls may be used for parking by Tenant or its employees unless in Landlord's sole determination, such use results in Tenant's invitees use of other parking stalls which adversely impacts other tenant assigned parking space. If Landlord makes such determination, Landlord will give Tenant written notice of such determination and Tenant shall immediately cease using Tenant invitee stalls for Tenant or Tenant's employee parking. Parking stalls may be reserved for any other tenants based upon 4 parking stalls for each 1,000 square feet of space rented by such other tenants under the same conditions as hereinabove set forth for Tenant. In the event that parking stalls are designated or reserved for exclusive use by other tenants or their employees and invitees, such parking stalls shall not be available for parking by Tenant or its employees or invitees. Landlord further reserves the right to designate non-assigned parking stalls for patrons of the Building. Such parking stalls shall not be available for parking by Tenant or its employees and shall be used for patrons of the Building on a first-come, first-serve basis.

      9.2 EMPLOYEE PARKING. Tenant acknowledges that its employees and the employees of other tenants of Landlord within the Building shall not be entitled to the use of parking spaces in the parking area located on the Property which may from time to time be designated for patrons of the Building. Landlord may designate the location of all stalls designated for employee parking and for invitee parking. Landlord shall have the right to change the location of such designated parking stalls from time to time. Tenant and its employees shall park their cars only in those portions of the parking area, if any, designated by Landlord for the purpose of employee parking.

      9.3 SUITABLE. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the parking area for the conduct of Tenant's business.

      9.4 LANDLORD CONTROL. Landlord shall have certain rights and authority relative to the use and control of the parking areas, including, without limitation, the right to rearrange the parking spaces and improvements in the parking area, to take all or any portion of the parking area for the purpose of maintaining, repairing or restoring same, or for any other purpose, and to do and perform such other acts in, to and with respect to the parking area at the sole discretion of Landlord.

  ARTICLE 10 ALTERATIONS AND ADDITIONS

      10.1 CONSENT. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonable withheld, make any alterations, decorations, improvements, or additions

(hereinafter collectively "Alterations"), in, to or about the Premises. If, prior to the termination of this Lease, or within 15 days thereafter, Landlord so directs by written notice to Tenant, Tenant shall, prior to termination or within ten days after receipt of such notice (whichever is later), remove any Alterations which were placed in or on the Premises by Tenant and which are designated in such notice, and shall repair any damage occasioned by such removal and in default thereof Landlord may effect any removals and repairs at Tenant's expense.

      10.2 PLANS REQUIRED. Any Alterations in or about the Premises that Tenant shall desire to make shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do the work from appropriate governmental agencies, the furnishing of a copy of such permit to Landlord prior to the commencement of the work, and the compliance by Tenant with all conditions of the permit in a prompt and expeditious manner. Landlord may, as a condition to its consent to any Alterations, require Tenant to provide Landlord, at Tenant's sole cost and expense, a performance and/or payment bond or a lien and completion bond in an amount equal to one and one-half (1/l/2) times the estimated cost of the Alterations, to insure Landlord that Alterations shall be completed satisfactorily to Landlord. In performing the work of any such Alterations, Tenant agrees to use a bondable contractor, which contractor shall be either (a) one of the contractors set forth in a listing of approved contractors prepared by Landlord or (b) if not set forth on such a listing, approved by Landlord in writing prior to the commencement of Tenant's work.

      10.3 ATTACH TO PREMISES. Unless Landlord requires their removal as set forth above, all Alterations shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term or earlier termination of this Lease.

      10.4 PERFORMANCE. Tenant shall construct Alterations in a good and workmanlike manner and shall diligently prosecute such construction to completion, to the end that the improvements on the Premises shall at all times be a complete unit except during the period of work. Tenant shall have the work performed in such a manner so as not to (a) obstruct the access of any other tenant in the Building, (b) interfere with the rights of quiet enjoyment of the premises of the other tenants in the Building, or (c) damage any portion of the Building, including the Common Areas.

      10.5 COMPLIANCE. Any Alterations shall be performed and done strictly in accordance with the laws and ordinances relating thereto, and with the requirements of all carriers of insurance on the Premises and on the Building, and the Board of Underwriters, Fire Rating Bureau, or similar organization.

      10.6 NOTICE OF WORK. Before commencing any such work or construction in or about the Premises, Tenant shall notify Landlord in writing at least ten days prior to the expected date of commencement thereof. Landlord shall have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord deems necessary to protect the Premises and Landlord from the liens of mechanics, laborers, materialmen, suppliers or vendors.

      10.7 ALTERATIONS NOT COVERED BY INSURANCE. In the event that any Alterations are constructed pursuant to the terms and provisions of this Article, Tenant agrees to carry such insurance as required by Article 13 below covering any such Alterations, it being expressly understood and agreed that none of such Alterations shall be insured by Landlord under such insurance as it may carry upon the Building, nor shall Landlord be required under any provisions of reconstruction of the Premises to reinstall any such Alterations.

      10.8 MECHANICS' LIENS NOT PERMITTED. Tenant hereby agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the Premises. Tenant shall not permit any mechanics', laborers', materialmen's or similar liens on account of work done by Tenant or persons claiming under it to be filed against the Building, nor against Tenant's leasehold interest in the Premises. If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety acceptable to Landlord in such amount as is necessary to release the lien; provided, however, if a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deem's necessary for protection from such liens.

      10.9 LANDLORD'S RIGHT TO CAUSE RELEASE. Subject to Section 10.8 above, if any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment and satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest.

ARTICLE 11 RIGHTS RESERVED TO LANDLORD

      11.1 RIGHT OF ENTRY. Landlord reserves to itself and shall at any and all times have the right to enter the Premises to inspect the same or to perform any obligation of Tenant hereunder which Tenant has failed to perform satisfactorily, to display the Premises to prospective purchasers or tenants, to post and maintain notices of nonresponsibility, or any other notice, deemed necessary by Landlord for the protection of its interest, to maintain or repair the Premises or to alter, improve, maintain or repair any other portion of the Building, specifically including its mechanical, electrical and telephone systems, all without being deemed guilty of any eviction of Tenant and without abatement of Rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed as well as keep and store upon the Premises all tools, materials and equipment necessary for such purposes, provided that the business of Tenant shall not be unreasonably interfered with or disrupted. The right of entry provided in this Section may be exercised through agents or contractors engaged by Landlord, specifically including contractors who will be responsible to maintain and repair the Building's mechanical electrical and telephone systems. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises. Notwithstanding any contrary provision of this
Section 11.1, Landlord shall not enter the Premises during business hours without the consent of Tenant, which consent shall not be unreasonably withheld, except Landlord shall have the immediate right of entry at any time in an emergency.

      11.2 BUILDING NAME CHANGE. Landlord reserves to itself and shall at any and all times have the right to change the name or street address of the Premises or the Building.

      11.3 SIGNS. Landlord reserves to itself and shall at any and all times have the right to install and maintain signs on the exterior and interior of the Building, except within the Premises.

      11.3a Tenant shall have the right to install signs at locations designated by Landlord within the Premises. In addition, Tenant shall have the right to install, at Tenant's sole expense, a sign on the exterior sign pedestal of the Building located at the southeast comer of the Bank drive-up canopy. Tenant agrees to submit plans for such sign to the Landlord for its approval at least fifteen (15) days before installation. Such signage shall be compatible with other Building signage. Landlord's approval shall not be unreasonably withheld. Tenant shall reimburse Landlord for all costs of maintenance and repair of such sign.

      11.4 REMODELING. Landlord reserves to itself and shall at any and all times have the right to decorate, remodel, alter or otherwise repair the Premises for reoccupancy during the last six months of the term hereof if Tenant has vacated the Premises, or any time after Tenant abandons the Premises.

      11.5 WORK IN OR NEAR BUILDING. Landlord reserves to itself and shall at any and all times have the right to do or permit to be done any work in or about the exterior of the Building.

      11.6 BUSINESS IN BUILDING. Landlord reserves to itself and shall at any and all times have the right to grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease.

      11.7 OTHER TENANCIES. Landlord reserves to itself and shall at any and all times have the right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interest of the Building. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall during the term of this Lease occupy any space in the Building.

      11.8 RIGHT TO OBTAIN TENANT ESTOPPEL CERTIFICATE. Within five days after written request therefor from Landlord, Tenant shall execute and deliver to Landlord a statement as Landlord may reasonably request, or as a prospective purchaser or encumbrancer of the Building may request (a) certifying that this Lease is in full force and effect, without modification (or if modified, stating the nature of such modification and certifying that this Lease, as so modified is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (b) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed, and (c) responding to any other requirements of a prospective purchaser or encumbrancer of the Premises or the Building. Any such statements may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or the Building. Tenant's failure to deliver such statement within such time shall be a binding agreement of Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance hereunder, (iii) that not more than one monthly installment of the Basic Rent has been paid in advance, and (iv) that any terms or conditions of Landlord's or such purchaser's or encumbrance's estoppel certificate are satisfied and agreed to by Tenant.

      11.9 SALE OF BUILDING. In the event of any sale or exchange of the Building, other than a transfer for security purposes only, Landlord shall be entirely freed and relieved of all liability under this Lease, including any obligations arising out of any act, occurrence or omission relating to the Premises or this Lease which occur after the consummation of such sale or exchange and/or assignment. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

      11.10 NON-RECOURSE. The obligations of Landlord under this Lease do not constitute personal obligations of the Landlord nor of its directors, officers or shareholders, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the Landlord nor against its directors, officers or shareholders nor against any of their personal assets for such satisfaction other than the Property or the Building or any interest they may have in or to the Property or the Building or any portion thereof.

  ARTICLE 12 INDEMNITY

      12.1 HOLD HARMLESS. Except for the willful misconduct or gross negligence of Landlord, Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever (a) occurring in, on or about the Premises, and
(b) occurring in, on or about the Common Areas and the Parking Facilities, when such injury or damage is caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, employees and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for damages resulting from Landlord's willful misconduct or gross negligence. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

      12.2 EXEMPTION OF LANDLORD FROM LIABILITY. Except for the willful misconduct or gross negligence of Landlord, Landlord shall not be liable to Tenant for any compensation or reduction of Rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes authorized in this Lease, or for repairing the Premises or any portion of the Building, however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvement, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part pursuant to the provisions of this Lease, by reason of any cause beyond Landlord's reasonable control, including without limitation the causes set forth in Section 21.11 below, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Articles 14 and 15 below, shall Tenant be entitled to any abatement or reduction of Rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Tenant hereby agrees that Landlord, except for the willful misconduct or gross negligence of Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whatsoever. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building, theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or any other matter beyond the reasonable control of Landlord.

  ARTICLE 13 TENANT'S INSURANCE

      13.1 POLICIES. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State in which the Premises are located and acceptable to Landlord and Landlord's lender. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear, and as certificate holders, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least ten days prior to Tenant's occupancy in the Premises. No such policy shall be subject to cancellation or modification except after 30 days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord and Landlord's lender with renewals or "binders' of any such policy at least 30 days prior to the expiration thereof. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease. In the event of any loss which is insured by a policy provided by Tenant and by any policy held by Landlord, the parties agree that Tenant's insurance coverage shall be primary.

      13.2 PROPERTY INSURANCE. At all times during the term hereof, Tenant shall maintain in effect policies of casualty insurance covering (a) all leasehold improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 10 hereof), and (b) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than 100% of their actual replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification "All Risks". The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds under (a) above shall be paid to Landlord and the proceeds under (b) above shall be paid to Tenant if Tenant would have the right to remove such trade fixtures, merchandise and other personal property under this Lease. Otherwise, the proceeds under (b), or the proportionate amount thereof relating to items that Tenant would not have the right to remove, shall also be paid to Landlord.

      13.3 PUBLIC LIABILITY. Tenant shall at all times during the term hereof and at its own cost and expense procure and continue in force Personal Injury, Bodily Injury, and Property Damage Liability Insurance adequate to protect Landlord against liability, including contractual, for injury to or death of any person or damage to property in connection with the construction of improvements on the Premises or with the use, operation or condition of the Premises or in connection with the use by Tenant and its employers and agents of the common areas of the Building and Parking Facilities. Such insurance at all times shall have a combined single limit of not less than $3,000,000 on a per location basis. The limits shall be adjusted from time to time during the term hereof, upon request by Landlord, to such higher limits, as in Landlord's reasonable judgment are customarily carried in the locale where the Building is located with respect to similar properties.

      13.4 OTHER INSURANCE. Tenant shall also maintain any other form or forms of Insurance as Tenant or Landlord or the mortgagees or ground lessors of Landlord may reasonably require from time to time in the form and amounts and against the risks which a prudent tenant would protect itself.

      13.5 WAIVER OF SUBROGATION. Any policy or policies of fire, extended coverage or similar casualty insurance which Tenant obtains in connection with the Premises shall include a clause or endorsement denying the insurer any right of subrogation against Landlord to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Tenant hereby waives any rights of recovery against Landlord for injury or loss due to hazards covered by insurance to the extent of the injury or loss covered thereby.

      13.6 VIOLATIONS. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force from time to time covering the Premises. In the event Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Premises, Tenant shall pay any such increased premiums as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the issuance rate on the Premises, or the Tenant Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises. If any insurance policy carried by Landlord shall be canceled or cancellation shall be threatened, or the coverage thereunder reduced or threatened to be reduced in any way, by reason of the use or occupation of the Premises or any part thereof by Tenant or by any assignee or sub-tenant of Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall forthwith pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located in the Premises as a result of such entry. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing. provisions of this Section 13.6, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to attempt to remedy such default.

      13.7 TENANT'S FAILURE TO INSURE. If Tenant fails to maintain any insurance required by this Lease, Tenant shall be liable for any loss or cost resulting from the failure. This Section shall not be deemed to be a waiver of any of Landlord's rights and remedies under any other provision of this Lease.

ARTICLE 14 DAMAGE AND RESTORATION

      14.1 DAMAGE/RESTORATION. If any part of the Premises shall be damaged by fire or other casualty or if any part of the Building shall be damaged by fire or other casualty and such damage shall affect Tenant's occupancy of the Premises, Tenant shall give prompt notice thereof to Landlord and Landlord shall with reasonable diligence repair such damage, and if any part of the Premises shall be rendered untenantable by reason of such damage (including untenantability due to lack of access thereto or services therein), the Basic Rent shall be equitably abated for a period from the date of such damage to the date when such part of the Premises shall have been made tenantable unless (a) Landlord shall make available to Tenant, during the period of such repair, other space in the Building which is reasonably suitable for the temporary conduct of Tenant's business or (b) such fire or other casualty shall have resulted from the fault or neglect of Tenant or its employees, licensees or invitees. Except for Landlord's willful misconduct or gross negligence, Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the undertaking of such repair, reconstruction or restoration. Landlord shall have no obligation to carry insurance of any kind on Tenant's goods, furniture or furnishings or on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or to replace the same.

      14.2 EXCEPTIONS TO OBLIGATION TO REBUILD. Notwithstanding the provisions of Section 14.1 above, if substantial alteration or reconstruction of the Building shall be required as a result of damage by fire or other casualty (whether or not the Premises shall have been damaged by such fire or other casualty and whether or not such damage is covered by insurance carried by Landlord), or if the proceeds of available insurance are less than 100% of the cost of restoration, or if the damage to the Premises or Building is a result of an uninsured risk, then this Lease and the term and estate hereby granted may be terminated by Landlord by its giving to Tenant within 90 days after the date of such damage a notice specifying a date, not less than 30 days after the giving of such notice, for such termination. In the event of the giving of such notice of termination, this Lease and the term and estate hereby granted shall cease and terminate as of the date specified therefor in such notice, and the Basic Rent payable hereunder shall be prorated as of the date of such damage.

      14.3 MUTUAL RELEASE. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for items which have theretofore accrued and are then unpaid.

      14.4 DELAY IN RESTORATION. Tenant shall not be released from any of its obligations under this Lease by reason of fire or other casualty, except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from repairing or restoring the damaged Premises or Building by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or any other cause beyond the reasonable control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration for a period equal to such delay or prevention, provided however, if such delay in restoration exceeds a period of 90 days, Tenant shall have the option to terminate this Lease, in such event, Landlord shall not be liable to Tenant for any loss or damage whatsoever and Tenant shall not be liable for any additional rent.

      14.5 EXTENT OF LANDLORD'S OBLIGATION TO REPAIR. It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

      14.6 LAST YEAR OF TERM. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Building or tile Premises when the damage resulting from any casualty covered under this Article occurs during the last 12 months of the term of this Lease or any extension hereof.

      14.7 EXPRESS AGREEMENT. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Building or the Premises by fire or other casualty, and any law which purports to govern the rights of Landlord and Tenant in such a contingency in the absence of express agreement, and any successor or other law of like import, shall have no application.

ARTICLE 15 CONDEMNATION

      15.1 CONDEMNATION. If all or a substantial part of the Premises shall be taken or appropriated for public or quasi-public use by the right of eminent domain, with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within 30 days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided herein above, such taking or appropriation shall be of such an extent and nature as to economically frustrate Tenant's business as well as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than. the Premises shall be taken or appropriated, for public or quasi-public use, Landlord shall have the right at its option to terminate this Lease. In the event of a partial taking with respect to which a right of termination of this Lease does not exist or is not exercised, Basic Rent shall be equitably abated to the extent Tenant's business is economically impaired. A sale by Landlord under threat of condemnation shall constitute a "taking" for the purpose of this Article.

      15.2 RESTORATION. In the event of a partial taking which does not result in a terminations of this Lease, Landlord shall proceed with reasonable diligence to restore the remaining portion of the Premises (other than Tenant's property or any of Tenant's goods, furniture or furnishings) as nearly as practicable to its condition prior to such condemnation or taking. Tenant agrees that Landlord's obligation to restore is limited by the provisions of Sections
14.4 and 14.5 above.

      15.3 AWARD. In the event of any condemnation or taking of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award; provided, however, that nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case with respect only to Tenant's personal property or for relocation costs.

      15.4 CONDEMNATION FOR A LIMITED PERIOD. Notwithstanding the provisions of Sections 15.1, 15.2 and 15.3 above, if all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, Lease, shall not terminate, there shall be no abatement of Basic Rent or additional rent payable hereunder, and Tenant shall be entitled to receive the entire award therefor (whether paid as damages, rent or otherwise) unless the period of governmental occupancy extends beyond the expiration of this Lease, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the date of such expiration. If the termination of such governmental occupancy is prior to expiration of this Lease, Tenant shall, to the extent an award has been made for the purpose of restoring the Premises, after application for the diligent pursuit of such award by Tenant, restore the Premises as nearly as possible to the condition of the Premises prior to the condemnation or taking.

ARTICLE 16 ASSIGNMENT, SUBLEASE AND ENCUMBRANCE

      16.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, license, franchise, transfer, mortgage, hypothecate, or otherwise encumber all or any part of this Lease or any interest therein, and shall not sublet, franchise, change ownership or license all or any part of the Premises, without first obtaining the prior written consent of Landlord thereto, which consent shall not be unreasonably withheld. Any attempted assignment, license, franchise, transfer, mortgage, encumbrance, subletting or change of ownership without such consent being first had and obtained shall be wholly void and shall confer no rights upon any third parties even if Landlord accepts rent from the third party. Landlord's consent shall not be deemed unreasonably withheld if the proposed new tenant is anyone with whom Landlord has negotiated for a direct lease within the preceding 12 months, anyone with whom Landlord is negotiating a direct lease at the time of such proposed assignment or sublease, anyone on Landlord's list of prospective new tenants, or any current or prior occupant or tenant of the Building; or if in Landlord's opinion the business operation conducted on the Premises is or may in any way adversely affect the Building or other tenants during the term of the Lease by such proposed assignment, license, franchise, transfer, mortgage, encumbrance or subletting; or the financial worth of a proposed new tenant is less than that of Tenant or the financial worth of the guarantor of a proposed new tenant is less than that of the guarantor of Tenant. Furthermore, Landlord hereby reserves the right to condition Landlord's consent to any assignment or sublease upon Landlord's receipt from Tenant of a written agreement, in form and substance acceptable to Landlord, pursuant to which Tenant shall pay over to Landlord all rent or other consideration received by Tenant from any such subtenant or assignee, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability (including, without limitation, the claim of or liability to any proposed assignee or sublessee or any broker) for Landlord's reasonable refusal to consent.

      16.2 TENANT'S APPLICATION (ASSIGNMENT AND SUBLEASE). In the event that Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof Tenant shall submit to Landlord at least 60 days prior to the proposed effective date of the assignment or sublease ("Proposed Effective Date"), in writing: (a) a request for permission to assign or sublease, setting forth the Proposed Effective Date, which shall be no less than 60 nor more than 90 days after the sending of such notice; (b) the name of the proposed subtenant or assignee; (c) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises (reference is made to Section 17.3 in this regard); (d) the name of the guarantor, if any, of the proposed subtenant or assignee; (e) the terms and provisions of the proposed sublease or assignment;
(f) current audited financial statements of the proposed subtenant or assignee and the guarantor, if any, of the proposed subtenant or assignee, and (g) the fee for review pursuant to Section 16.4.

      16.3 RECAPTURE. If Tenant proposes to assign this Lease, Landlord may, at its option, exercisable upon written notice to Tenant within 30 days after Landlord's receipt of the notice from Tenant set forth in Section 16.2 above, elect to recapture the Premises and terminate this Lease. If Tenant proposes to sublease all or part of the Premises, Landlord may, at its option exercisable upon written notice to Tenant, within 30 days after Landlord's receipt of the notice from Tenant set forth in Section 16.2 above, elect to recapture such portion of the Premises as Tenant proposes to sublease and, upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. In the event a portion only of the Premises is recaptured the rent payable under this Lease shall be proportionately adjusted. If Landlord does not elect to recapture pursuant to this Section 16.3, Tenant may thereafter enter into a valid assignment or sublease with respect to the Premises, provided Landlord, pursuant to this Article, consents thereto, and provided further that
(a) such assignment or sublease is executed within 90 days after notification to Landlord of such proposal, and (b) the rental therefor is not less or greater than that stated in such notification. Notwithstanding the aforesaid, no termination of this Lease with respect to the Premises shall become effective without the prior written consent of the holder of any first deed of trust to which this Lease is then subject.

      16.4 FEES FOR REVIEW. In the event that Tenant shall request to assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, or sublet the Premises or any part thereof, Tenant shall pay to Landlord a non-refundable $250.00 fee for Landlord's time and processing efforts, and for expenses incurred by Landlord in connection with reviewing such transaction. In addition to such fee, Tenant shall pay to Landlord in the event Landlord retains the services of an attorney to review the transaction, all reasonable attorneys' fees incurred by Landlord in connection therewith but not less than $250.00. Tenant shall pay such nonreimbursable fee as provided in
Section 16.2 hereof and shall pay such attorneys' fees to Landlord within five days after written request therefor and such payment shall be a condition to any approval by Landlord.

      16.5 COLLECTION/NO RELEASE. If this Lease be assigned, or if the Premises or any part thereof may be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and retain any excess rent so collected, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of Tenant's covenant set forth in the first sentence of Section
16.1 above, nor shall such assignment, subletting, occupancy or collection be deemed an acceptance by Landlord of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant hereunder (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

      16.6 IMPLIED ASSIGNMENT. If Tenant hereunder is a corporation, a limited liability company, an unincorporated association or a partnership, the transfer, merger, assignment or hypothecation of any stock or interest in such corporation, limited liability company, association or partnership in the aggregate in excess of 25% shall be deemed an assignment within the meaning and provisions of this Article; provided however, that a transfer or assignment of any such stock or interest by a shareholder or member to his spouse, children or grandchildren is excepted from the foregoing provision.

      16.7  DELETED

ARTICLE 17 HAZARDOUS SUBSTANCES

      17.1  TENANT'S COVENANTS REGARDING HAZARDOUS SUBSTANCES.

      (a) LANDLORD'S CONSENT REQUIRED. Tenant shall not cause or permit any "Hazardous Substances," as defined below, to be brought upon or kept or used in or about the Premises or the Building by Tenant, its agents, employees, contractors, or invitees.

      (b) COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant shall at all times and in all respects comply with all local, state, and federal laws, ordinances, regulations and orders (collectively, "Hazardous Substances Laws") relating to industrial hygiene, environmental protection, or the use, analysis, generation, manufacture, storage, disposal, or transportation of any Hazardous Substances.

      (c) DEFINITION OF HAZARDOUS SUBSTANCES. As used in this Agreement, the term "Hazardous Substances" means any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes which are or become regulated under any applicable local, state or federal law including, without limitation, any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) defined as a "hazardous waste," under

Section 19-6-102 of the Utah Code Annotated, Solid and Hazardous Waste Act, or any rule promulgated thereunder, (v) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251, et seg. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317), (vi) defined as a "hazardous waste" pursuant to
Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903), (vii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601, et seg. (42 U.S.C.
Section 9601), or (viii) any hazardous air pollutants listed pursuant to Section 112 of the Clean Air Act (42 U.S.C. Section 7412).

      17.2 INDEMNIFICATION OF LESSOR. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold harmless Landlord, and each of Landlord's partners, directors, officers, employees, agents, attorneys, successors, and assigns, from and against any and all claims, liabilities, penalties, fines, judgments, forfeitures, losses (including, without limitation, diminution in the value of the Premises or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Building, costs or expenses (including attorneys' fees, consultant fees, and expert fees) for the death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, (a) by the presence in, on, under, or about the Premises, or any discharge or release in or from the Premises of any Hazardous Substances or Tenant's use, analysis, storage, transportation, disposal release, threatened release, discharge, or generation of Hazardous Substances to, in, on, under, about, or from the Premises or the Building, or (b) Tenant's failure to comply with any Hazardous Substances Law. Tenant's obligations under this Section 17.2 shall include, without Limitation, and whether foreseeable or unforeseeable, any and all costs incurred in connection with any investigation of site conditions, and any and all costs of any required or necessary repair, cleanup, detoxification, or decontamination of the Premises or The Building, and the preparation and implementation of any closure, remedial action, or other required plans in connection therewith. Tenant's obligations under this Section
17.2 shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provisions hereof any acts or omissions of Tenant, or by employees, agents, assignees, contractors, or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Tenant.

      17.3 WITHHOLDING CONSENT TO PROPOSED TRANSFEREES. Tenant acknowledges and agrees that it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment, subletting or transfer of Tenant's interest in this Lease if (a) the anticipated use of the Premise by the proposed assignee, subtenant, or transferee (collectively, a "Transferee") involves the generation, storage, use, treatment, or disposal of Hazardous Substances; (b) the proposed Transferee has been required by any prior lessor, lender, or governmental authority to make remedial action in connection with Hazardous Substances contaminating a property, if the contamination resulted from such Transferee's actions or use of the property in question; or (c) the proposed Transferee is subject to au enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Substance.

ARTICLE 18 DEFAULTS

      18.1 DEFAULT BY TENANT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

      (a) FAILURE TO PAY RENT. Any failure by Tenant to pay Rent or to make any other payments required to be made by Tenant hereunder where such failure continues for five days after such payment is due and payable.

      (b) ABANDONMENT. The abandonment as defined by Utah law or vacation of the Premises by Tenant.

      (c) NON-PERFORMANCE of Other Covenants. A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for 30 days after written notice thereof by Landlord to Tenant; provided however, that if the nature of such default is such that the same cannot reasonably be cured within such 30 day period Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

      (d) INSOLVENCY, BANKRUPTCY OR ASSIGNMENT. The failure by Tenant or by any guarantor of this Lease to generally pay its debts when due or the admission in writing of inability to pay debts by such a party; the making by Tenant or by any guarantor of this Lease of any general assignment for the benefit of creditors; the filing by or against Tenant or by or against any guarantor of this Lease of a petition to have Tenant or any guarantor of this Lease liquidated or of a petition for reorganization or arrangement under any law relating to bankruptcy, insolvency, reorganization or relief of debtors (unless in the case of a petition filed against Tenant or any guarantor of this Lease, the same is dismissed within 60 days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or all of the assets of such guarantor of this Lease located at the Premises or of Tenant's interest in this Lease where possession is not restored to Tenant within 30 days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days.

      18.2 RECOVERY FROM TENANT ON TERMINATION. In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant:

      (a) PAST RENT. The worth at the time of award of any unpaid Rent or other charges which had been earned at the time of such termination; plus

      (b) RENT PRIOR TO AWARD. The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

      (c)   DELETE

      (d) PROXIMATELY CAUSED DAMAGES. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom; and

      (e) ADDITIONAL DAMAGES. At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      18.3 WORTH AT TIME OF AWARD. As used in Sections 18.2(a) and (b) above, the "worth at the time of award" is computed by allowing interest at a rate per annum equal to the "Reference Rate" plus two percent (2%), but not to exceed the maximum rate of interest allowed by law. As used herein, "Reference Rate" shall be the highest prime or base lending rate for determining interest on unsecured commercial loans as published in the Wall Street Journal Money Rates Section from time to time, with changes in the Reference Rate to be effective on the date of publication. If the Wall Street Journal fails to publish a comparable rate, Landlord may substitute a comparable Reference Rate announced by a major bank in the city where the Property is located.

      18.4 RIGHT OF RE-ENTRY ON DEFAULT. In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all personal property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

      18.5 VACATION OR ABANDONMENT. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term and upon such terms and conditions as Landlord in its sole discretion may deem advisable, Landlord hereby reserving the right in such instances to make alterations and repairs to the Premises.

      18.6 LANDLORD'S RIGHT TO RELET. In the event that Landlord shall elect to so relet, then any rent received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Should that portion of such rent received from such reletting during any month which is applied to the payment of Rent hereunder be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rent received from such reletting.

      18.7 ELECTION TO TERMINATE LEASE. No reentry into or taking of possession of the Premises by Landlord pursuant to this Article shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

      18.8 DEFAULT BY LANDLORD. In the event of any breach, default or noncompliance hereunder by Landlord, Tenant shall, before exercising any right or remedy provided herein or by law, give Landlord written notice of the claimed breach, default or noncompliance and if prior to its giving such notice to the Landlord, Tenant has been notified in writing (by way of any notice of assignment of rents and leases, or otherwise) of the address of the holder of any mortgage, trust deed or other security agreement then affecting Landlord's interest in the Building, concurrently with giving the aforesaid notice to Landlord, Tenant shall, by registered mail, transmit a copy thereof to such holder. For the 30 days following the giving of the notice(s) required by the foregoing portion of this section (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within 30 days), Landlord shall have the right to cure the breach, default, or noncompliance involved. If Landlord has failed to cure a default on its part within that period, the aforesaid holder shall have an additional 30 days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such 30 day period the holder has commenced and is diligently pursuing the actions or remedies necessary to cure the breach, default, or noncompliance involved (including but not limited to commencement and prosecution of proceedings to foreclose the mortgage, hold a trustee's sale or otherwise, if necessary to effect such cure), in which event this Lease may not be terminated by Tenant while such actions or remedies are being diligently pursued by the holder. If, at the expiration of the applicable period(s) provided for in this Paragraph, such default, breach or noncompliance has not been cured, Tenant may exercise any available right or remedy. Nothing contained in this Section 18.8 shall be deemed to impose any obligation on any lender to correct or cure any condition.

ARTICLE 19 SUBORDINATION

      19.1 SUBORDINATION AND ATTORNMENT. Tenant's interest under this Lease is and shall be subordinate at all times to the lien of any lender holding a first or second lien secured by the Property, whether now existing or hereafter created. Tenant covenants and agrees that it will promptly execute without further consideration any and all instruments desired by Landlord or Landlord's mortgagee subordinating this Lease in the manner requested by Landlord to all ground or underlying leases and to the lien of any mortgage and/or any deed of trust or other encumbrance which may now or hereafter affect the Premises, together with all renewals, modifications, consolidations, replacements or extensions thereof; provided that any lienor or encumbrancer relying on the subordination reflected in this Lease or in such additional agreements will covenant with Tenant that this Lease shall remain in full force and effect, and Tenant shall not be disturbed in the event of sale, foreclose or other actions so long as Tenant is not in default hereunder; and provided further that in the event any provision of this Lease conflicts with any provision of any document executed by Landlord in connection with any loan, the provisions of such loan documents shall supersede the provisions of this Lease. Tenant agrees to attorn to the successor in interest of Landlord following any transfer of such interest either voluntarily or by operation of law and to recognize such successor as Landlord under this Lease. However, if Landlord or any such mortgagee so elects, this Lease shall be deemed prior in lien to any mortgage, deed of trust or other encumbrance upon or including the Premises regardless of date of recording and Tenant will execute a statement in writing to such effect at Landlord's request.

      19.2 ASSIGNMENT. Notwithstanding the provisions of Section 21.16 below, in the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord hereunder, the liability of such mortgagee or successor shall exist only so long as it is the owner of the Building or any interest therein, or is the tenant under any ground or underlying lease referred to in Section 19.1 above. No Basic Rent, additional rent or any other charge shall be paid more than ten days prior to the due date thereof (except the payment for the first full month's Basic Rent) and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against any mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee.

  ARTICLE 20 BANKRUPTCY OR INSOLVENCY

      In the event that the Tenant shall become a debtor under any chapter of the U. S. Bankruptcy Code, all rights and duties relating to this Lease shall be governed by the provisions of 11 U.S.C. Sec. 365, or any successor thereto, and Landlord and Tenant shall be entitled to all rights and subject to all obligations therein set forth.

  ARTICLE 21 MISCELLANEOUS

      21.1 DELAY IN OR FAILURE TO ENFORCE. No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver.

      21.2 WAIVER IN WRITING. Any waiver by Landlord of any default must be in writing. One or more waivers by Landlord of a breach by Tenant of any covenant, term or condition of this Lease shall not be construed as a waiver by Landlord of a subsequent breach by Tenant of the same covenant, term or condition. The consent or approval of Landlord to or of any act by Tenant of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

      21.3 NOTICES. Whenever any notice, approval, consent, request or election is given or made pursuant to this Lease, it shall be in writing. Communications and payments shall be addressed if to Landlord at Landlord's Notice Address as set forth in the Fundamental Lease Provisions, or at such other address as may have been specified by prior notice to Tenant, and if to Tenant, at Tenant's Notice Address as set forth in the Fundamental Lease Provisions, or at such other place as may have been specified by prior notice to Landlord, or at the Premises. Any communication so addressed shall be deemed duly served if personally delivered or if mailed by registered or certified mail, return receipt requested. If Landlord by notice to Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by Tenant shall be paid or given to the agent designated until notice to the contrary is received by Tenant from Landlord.

      21.4 TITLES. The titles of the Articles and Sections are for convenience only and are not to be considered in construing the provisions of this Lease.

      21.5 NO PARTNERSHIP. Nothing herein contained, either in the method of computing rent or otherwise, shall create between the parties hereto, or be relied upon by others as creating, any relationship of partnership, association, joint venture, or otherwise. The sole relationship of the parties hereto shall be that of Landlord and Tenant.

      21.6 GOVERNING LAW. The laws of the State in which this property is located shall govern the validity, performance and enforcement of this Lease.

      21.7 ATTORNEYS FEES. In the event that at any time during the term of this Lease either Landlord or Tenant shall institute any action or proceedings against the other relating to the provisions of this Lease, or any default thereunder, then and in that event, the unsuccessful party in such action or proceeding agrees to reimburse the prevailing party therein for the reasonable expense of attorneys' fees and disbursements incurred therein by the prevailing party. In the event that at any time during the term of this Lease, Landlord consults with an attorney with respect to a delinquency or non-performance of Tenant or serves Tenant with a notice to pay (or perform) or quit and Tenant subsequently cures, or is permitted by Landlord to cure, such delinquency or non-performance, Tenant shall pay to Landlord all of Landlord's reasonable service of process fees, filing fees (for any civil action) and reasonable attorneys' fees.

      21.8 MEANING OF "TENANT". The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a tenant herein, be the same one or more; and if there shall be more than one tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Tenant shall be deemed a proper reference even though Tenant may be an individual, a partnership, a corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

      21.9 EXCLUSIVE AGREEMENT. It is understood that there are no oral agreements or representations between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, or representations and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. There are no representations or warranties between the parties except as expressly set forth in this Lease, an all reliance with respect to same is solely upon the representations and agreements contained in this Lease.

      21.10 SEVERABILITY. If any of the provisions of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

      21.11 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, and other similar causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease.

      21.12 WRITTEN AMENDMENTS. This Lease shall not be modified or amended in any respect except by written agreement executed by Landlord and Tenant.

      21.13 GUARANTEE. In the event that this Lease shall have been guaranteed, any such guarantee shall be deemed a material part of the consideration for Landlord's execution of this Lease. In the event the Guarantor under any such guarantee is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes or is the subject of any proceeding under the Bankruptcy Act or other similar law for the protection of creditors (or, if the Guarantor is a partnership or consists of more than one person or entity, if any partner of the partnership or other such person or entity is or becomes bankrupt or insolvent, institutes any such proceeding, or makes an assignment for the benefit of creditors), then Landlord shall have the option to terminate this Lease upon 30 days' written notice unless Tenant, within such 30 day period, provides Landlord with either (a) a substitute or additional guarantor satisfactory to Landlord and Landlord's lender, or (b) adequate assurance of the performance of each and every obligation of Tenant hereunder, satisfactory to Landlord and Landlord's lender.

      21.14 LENDER APPROVAL. Tenant acknowledges and agrees that this Lease may be subject to the approval of Landlord's lender, and Tenant hereby agrees to cooperate with Landlord's lender, and Tenant hereby agrees to make such modifications of this Lease as shall be reasonably requested by Landlord's lender.

      21.15 RECORDATION. Tenant agrees not to record this Lease, a short form memorandum of this Lease or any other document evidencing this Lease, but upon the expiration of the term or if this Lease is terminated before the term of this Lease expires, the parties agree that, upon the request of either party, a recordable instrument acknowledging the date of termination shall be executed by the parties and recorded.

      21.16 BINDING EFFECT. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the Term, and thereafter the original Landlord named herein and each successive owner of the Premises shall be liable only for obligations accruing during the period of its ownership.

      21.17 BROKER. Landlord's Broker identified as a Fundamental Lease Term has entered into an agreement to represent Landlord and Landlord shall be responsible to pay any commissions due to Landlord's Broker. Tenant shall hold Landlord harmless from all damages (including attorneys' fees and costs) resulting from any claims that may be asserted against Landlord by any broker, finder, or other person with whom Tenant has or purportedly has dealt, except Landlord's Broker.

      21.18 INTEREST. Except as expressly provided herein, any amount due to Landlord not paid when due shall bear interest at the "Reference Rate" as defined in Section 18.3 plus two percent (2%) per annum, from the due date, but not to exceed the maximum rate of interest allowed by law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

      21.19 TIME OF ESSENCE. Time is of the essence of this Lease and each and every provision hereof. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

      21.20 CORPORATE RESOLUTION. If Tenant is a corporation, Tenant shall, upon execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of the corporation authorizing or ratifying the execution of this Lease.

      21.21 CONDOMINIUM. Tenant acknowledges that Landlord reserves the right to record a declaration and a record of survey map for office condominiums in the Building, that the Building may be subjected to such a declaration and map at any time, and that fee title to one or more units as shown on such map may be sold from time to time. Tenant hereby agrees that upon notice from

Landlord, Tenant shall execute without further consideration any and all instruments desired by Landlord in connection with the creation, sale or financing of office condominiums in -the Building.

      21.22 OPTION.

      (a) Landlord covenants with Tenant that Landlord shall, at Tenant's option, grant and lease to Tenant at the expiration of the Lease Term, the Premises pursuant to the provisions of the Lease for and during the term of two
(2) years thereafter, on the same general terms and conditions, except as to monthly base rentals, which base rentals shall be determined by negotiation between the parties. Notwithstanding any other provisions of this Lease, if the parties cannot agree on the base rentals for an extended renewal term, this Lease shall terminate as provided herein.

      (b) To exercise the option hereunder, Tenant must give Landlord written notice of its desire to extend the Lease an additional term at least sixty (60) days prior to the end of the then Lease Term. Failure to timely exercise the option shall revoke and terminate any right to exercise the option.

      (c) The parties shall have thirty (30) days after the Landlord receives the option notice in which to agree on the base rentals terms during the extended or renewal term. If the parties agree during that period, they shall immediately execute an amendment to this Lease stating such terms.

      (d) If the parties are unable to agree on the terms within the specified period, the option notice shall be of no effect and this Lease shall expire at the end of its term. Neither parry to this Lease shall have the right to have a court or other third party set the base rentals or the terms of the personal guarantee.

      21.23 Tenant agrees not to sub-lease any space to title insurance companies during the term of this Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date and year first above written.

      LANDLORD:                        BANK OF AMERICAN FORK

                                       By: /s/ PRESIDENT
                                          ----------------------------------
                                          Its: President
                                              ------------------------------


      TENANT:                          VOXEL INC.

                                       By: /s/ PRESIDENT
                                          ----------------------------------
                                          Its:     President
                                              ------------------------------

(If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing, This Office Lease must be executed by the president or vice-president and the secretary or assistant secretary unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event the bylaws or a certified copy of the resolution, as the case may be, must be attached hereto. Also, the appropriate corporate seal must be affixed.)

                                                                      EXHIBIT D


                              BANK OF AMERICAN FORK
                              1280 South 800 East
                                Orem, Utah 84058

           ACCEPTANCE AND STATEMENT OF PREMISES, AREA AND TERM

The undersigned, VOXEL, INC., Tenant under that certain OFFICE Lease for Bank of American Fork Building, 1280 South 800 East, Orem, Utah, dated April 13, 1999, hereby certifies to Landlord and any mortgage holder, and hereby agrees with Landlord to the following:

      1. Premises. The Premises consists of the area shown on the attached as built floor plan.

      2. The Rentable Area. The Rentable Area for the Premises is 8,316 square feet.

      3. Commencement Date. The Commencement Date for purposes of the Lease is May 1, 1999.

      4. End of Lease Term. The parties agree that the initial term of this Lease (subject to any exercised options to renew) shall terminate on April 30, 2000.

      5. Acceptance of Premises. Tenant has inspected the Premises and all Tenant Improvements constructed therein and certifies that, premises are acceptable. Tenant further acknowledges that Landlord has tendered possession of the Premises in accordance with the provisions of the Lease.

      6. No Default. Tenant hereby certifies that as of the date of this Acceptance, neither Landlord or Tenant are in default under any obligations under the Lease.

           Landlord:                     Bank of American Fork

                                         By: /s/ President
                                            -------------------------------
                                         Its: President
                                             ------------------------------

           Tenant:                       VOXEL, INC.

                                         By: /s/ President
                                            -------------------------------
                                         Its: President
                                             ------------------------------

                                                                     EXHIBIT E



                             BANK OF AMERICAN FORK
                              1280 South 800 East
                                Orem, Utah 84058

                              RULES AND REGULATIONS

      (1) No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Building or the Premises or to the inside of any exterior window or glass wall, without the written consent of Landlord first had and obtained which consent shall not be unreasonably withheld and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

      (2) The directory of the Building will be provided exclusively for the display of the name and location of tenants and tenants subtenants only and Landlord reserves the right to exclude any other names therefrom.

      (3) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities or activities which disturb the quiet enjoyment of the other tenants. No Tenant, employee, invitees, contractor or agent of any tenant shall go upon the roof of the Building.

      (4) Except for the installation of locks on the doors of offices and suites which are sub-leased by Tenant in the ordinary course of business, Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

      (5) The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees, invitees, contractors or agents shall have caused it.

      (6) Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof. No boring, cutting or stringing wires shall be permitted except with the prior written consent of the Landlord and as Landlord may direct. No tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the tenant by whom or by whose contractors, employees or invitees the damage shall have been caused.

      (7) No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building Safes and other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards. Landlord shall, however, cooperate with Tenant with respect to the moving by and out of sub-tenants of Tenant in the ordinary course of Tenant's business.

      (8) Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning and shall not include moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 7:30 P.M. Window cleaning shall be done only by Landlord, at such times as Landlord may determine.

      (9) Tenant shall not use, keep or permit to be used or kept any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of doors or down the passageways.

      (10) The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall occupy or permit any portion of his Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. No tenant shall advertise for laborers giving an address at the Premises. The Premises shall not be used for any illegal purposes.

      (11) Tenant agrees that it shall comply with all fire security regulations that may be issued from time to time by Landlord and if requested, Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

      (12) Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

      (13) All keys to offices, rooms and toilet rooms shall be obtained from Landlord's Building Management Office. The Tenant upon termination of the tenancy, shall deliver to Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished, shall pay the Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

      (14) No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord. Such hours shall reasonably accommodate Tenant's and sub-tenant's needs in this regard.

      (15) On Saturdays, Sundays, legal holidays and other days between the hours of 6:00 P.M. and 7:00 A.M., access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays, legal holidays and on other days between the hours of 6:00 P.M. and 7:00 A.M., and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the Property in the Building of its tenants.

      (16) Landlord shall furnish heating, ventilation and, when necessary in Landlord's judgment, air conditioning during the hours of 7:00 A.M. to 6:00 P.M. Monday through Friday, except for holidays. In the event Tenant requires lighting, electrical energy, heating and/or air conditioning during off-hours, Saturdays, Sundays or holidays, Tenant shall pay for services at such rate as may be required by Landlord, in Landlord's sole discretion. Landlord intends to establish an hourly rate with a minimum number of hours for after hours HVAC use by Tenant and to adjust the rate from time to time to reflect increased energy costs and other costs of providing such services including depreciation.

      (17) Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and I for any default or carelessness Tenant shall make good all inquiries sustained by other tenants or occupants of the Building.

      (18) Tenant shall not disturb or canvass any occupant of the Building nor shall Tenant solicit in the Building and Tenant shall cooperate to prevent any such disturbance, canvassing and/or solicitation. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

      (19) The requirements of Tenant will be attended to only upon application at the Management Office of the Building. Employees or Agents of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from the Landlord, and no employee shall admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

      (20) Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

                                                                      EXHIBIT F

                              BANK OF AMERICAN FORK
                              1280 South 800 East
                                Orem, Utah 84058

                             DEPOSIT TO SECURE LEASE

      WHEREAS, a certain lease (the "Lease") of even date herewith has been, or will be, executed by and between Bank of American Fork (therein and herein referred to as "Landlord"), and VOXEL, INC., (therein and herein referred to as "Tenant"), covering certain "Premises" in the City of Orem, County of Utah, State of Utah; and

      WHEREAS, the Landlord under the Lease requires as a condition to its execution of the Lease that the undersigned deposit $60,000.00 with Bank of American Fork and pledge said deposit as collateral for the performance of lease payments. Interest on said deposits to accrue to the account of Tenant.

      NOW THEREFORE in consideration of the execution of the Lease by Landlord, the Tenant hereby agrees to execute the Pledge Agreement, a copy of which is attached hereto as Exhibit F1.

         TENANT:                      VOXEL, INC.


                                      By: /s/ President
                                         -----------------------------------
                                      Its: President
                                          ----------------------------------

                              OFFICER'S CERTIFICATE

      The undersigned duly appointed officer of Voxel, Inc., a Delaware corporation (the "Company") does hereby certify as follows:

      1. As an officer of the Company, the undersigned is familiar with the business and operations of the Company, has access to the Company's corporate records, and is familiar with the matters covered by this Certificate.

      2. The Company is a corporation duly organized, validly existing, and in good standing as a corporation under the laws of the State of Delaware.

      3. The following resolution has been adopted by the Company's Board of Directors in accordance with the Company's Certificate of Incorporation and Bylaws, remains in full force and effect as of the date of this Certificate, and has not been amended or repealed:

                    RESOLVED: The President of the Corporation is hereby authorized and empowered to execute on behalf of the Corporation any and ail agreements, leases, and other instruments or documents necessary or desirable for the conduct of the day-to-day business of the Corporation in the ordinary course of its business. The Board shall set policy as to the expenditure of all funds of the Corporation.

      4. Pursuant to the resolution set out above, the undersigned officer of the Company is authorized to enter into the lease covering offices located at 1282 S. 800 E., Orem, Utah. The execution and delivery of the lease and the performance by the Company of its obligations thereunder will not violate any provision of the Certificate of Incorporation or Bylaws of the Company and will not, to the best knowledge of the undersigned officer, violate or be in conflict with any applicable law.

         In witness of the foregoing, I have signed this Certificate on this 27th day of April, 1999.


                                              /s/ JOHN W. WRIGHT, PRESIDENT
                                              ----------------------------------
                                              John W. Wright, President